                                                                    Exhibit 99.1

                               Filed by The Interpublic Group of Companies, Inc. Pursuant to Rule 425 under the Securities Act of 1933 deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934

                               Subject Company: True North Communications Inc. Commission File No. 1-5029



THE FOLLOWING IS A PRESS RELEASE DISSEMINATED BY THE INTERPUBLIC GROUP OF COMPANIES, INC. AND TRUE NORTH COMMUNICATIONS INC. ON MARCH
19, 2001





Press Release     19 March 2001  The Interpublic Group of Companies, Inc. [Logo]

             [LETTERHEAD OF INTERREPUBLIC GROUP OF COMPANIES, INC.]


For Immediate Release                    Contact: Susan V. Watson (212) 399-8208

                                                  Kathryn Woods   (212) 727-5582



          INTERPUBLIC AND TRUE NORTH COMBINE TO CREATE WORLD'S LARGEST
                   MARKETING COMMUNICATIONS AND SERVICES GROUP

                                     -------

                       Transaction Valued at $2.1 Billion

                  Combination Expands Multinational Client Base

           Extends and Strengthens Diversified Marketing Capabilities

                        Expanded Opportunities for Growth

                         Earnings Accretive Transaction

                                    -------

New York, NY (March 19, 2001) -- The Interpublic Group of Companies, Inc. ("Interpublic") (NYSE:IPG) and True North Communications Inc. ("True North") (NYSE:TNO) announced today that they have reached a definitive agreement under which Interpublic will acquire True North in a stock-for-stock pooling of interests transaction, valuing True North at $2.1 billion.

Interpublic will exchange 1.14 shares for each outstanding share of True North. True North has approximately 51 million shares outstanding.

The transaction will unite the resources of two of the leading diversified advertising and marketing communications firms to create the world's largest marketing communications organization serving the largest base of global accounts, including 40 accounts served in more than 20 countries. Combined pro forma revenue in 2000 of $7.2 billion generated pro forma operating profit of more than $1 billion.

The addition of True North will expand Interpublic's leadership position in many of its core business sectors, including advertising, media services, healthcare, public relations, event and promotional marketing, direct and relationship marketing, branding, and digital communications services. The larger base of agencies will provide the clients of both organizations with access to a greater range of high-quality marketing communications services, thus accelerating under one roof the growth opportunities for both groups of companies.



With offices in more than 130 countries, the combined organization will have leading advertising and marketing operations throughout all regions of the world, including in the U.S. and Canada

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             [LETTERHEAD OF INTERREPUBLIC GROUP OF COMPANIES, INC.]

in North America; in the UK, Germany, Italy and Spain in Europe; in Brazil, Argentina and Mexico in Latin America; and in Japan, China and India in Asia Pacific.

Interpublic's acquisition of True North is expected to be accretive to earnings per share in 2001 and 2002, after including near-term synergies. Annualized cost savings in excess of $25 million have been identified. Interpublic expects to realize additional top-line business synergies, including cross-selling opportunities that will further enhance the value of the combination.

Commenting on the transaction, John Dooner, Chairman and CEO of Interpublic said: "Interpublic and True North create an industry-leading combination of advertising and marketing services capabilities to offer our clients on a global basis. By joining our companies, we have advanced our ability to address client-led trends towards globalization and integrated marketing communications.

"True North shares Interpublic's commitment to clients and our focus on providing total communications solutions to build the demand side of their business and realize the optimal value of their brands. When people ask me `Why True North?' It's simple: Great clients, great people and a shared vision for the future."

David Bell, True North Chairman and CEO, said: "We said that we were open to strategic possibilities that benefited our clients, our brands and our shareholders. In joining Interpublic, we believe that all three will benefit from becoming part of a top-tier marketing communications company whose size and resources provide new opportunities for each." Added Bell, "Our management and Interpublic's management agree totally on a vision for the future, and we believe that our culture of collaboration will be a great fit within the culture of Interpublic."

Details of the Transaction

Under the terms of the Merger Agreement, each share of True North common stock will be exchanged for 1.14 shares of Interpublic common stock. In addition, outstanding True North options will be converted into Interpublic options consistent with the exchange ratio. The transaction is expected to be tax free to True North shareholders, and will be accounted for using the pooling-of-interests method. The transaction is subject to the approval of True North shareholders, receipt of regulatory approvals and other customary conditions. The transaction is expected to be completed in the summer. The Board of True North has given its unanimous recommendation to the terms of the transaction.



Benefits of the Transaction

Creates the World's Largest Marketing Communications Group

The transaction will create the world's largest marketing communications group with combined

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             [LETTERHEAD OF INTERREPUBLIC GROUP OF COMPANIES, INC.]

pro forma 2000 revenues of $7.2 billion and 850 offices in more than 130 countries. Among its peer group, Interpublic will command premier positions in six of the 10 marketing communications disciplines most valued by clients, as illustrated below.

                              Rankings by Category

     ---------------------------------------------------------------------
        Total Revenue                                               #1
     ---------------------------------------------------------------------
        Advertising Billings                                        #1
     ---------------------------------------------------------------------
        Media Services                                              #1
     ---------------------------------------------------------------------
        Healthcare                                                  #1
     ---------------------------------------------------------------------
        Meetings and Events                                         #1
     ---------------------------------------------------------------------
        Sports Marketing                                            #1
     ---------------------------------------------------------------------
        Branding and Corporate Identity                             #1
     ---------------------------------------------------------------------
        Sales Promotion (US)                                        #2
     ---------------------------------------------------------------------
        Marketing Research                                          #2
     ---------------------------------------------------------------------
        Public Relations                                            #3
     ---------------------------------------------------------------------
        Customer Relationship (Direct) Marketing                    #3
     ---------------------------------------------------------------------


FCB Adds Third Global Agency Network to Interpublic

True North brings a third global agency network to Interpublic as FCB Worldwide joins McCann-Erickson WorldGroup, the largest global agency network, and The Lowe Group, ranked 4th in the world. FCB ranks as the fourth largest US advertising network and the world's 11th largest in terms of revenue, providing advertising and integrated marketing services. Led by Brendan Ryan, FCB has an excellent creative reputation and strong, long-standing partnerships with blue-chip clients, including 8 multinational relationships in which FCB provides services in more than 20 countries. Interpublic believes that there will be considerable opportunities to expand FCB's relationships with its clients, both in terms of geography and in the range of services offered.

In addition, Interpublic's roster of leading independent agencies, including Campbell Ewald, Campbell Mithun, Dailey, Deutsch, The Martin Agency, Mullen and Suissa Miller, will be complemented by the addition of Bozell Group and Temerlin McClain, which together generated $2.6 billion in billings in 2000.


Enhances Diversified Marketing Capabilities

The acquisition will also enhance the scope of Interpublic's diversified marketing communications offerings, bringing such agency brands as BSMG Worldwide in global public relations, Marketing Drive Worldwide in global promotion services and FCBi in customer relationship management. Along with the strong marketing communications agencies of

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             [LETTERHEAD OF INTERREPUBLIC GROUP OF COMPANIES, INC.]


Interpublic, the combination will enhance powerful leadership positions in promotion, healthcare, event marketing, customer relationship marketing and corporate branding and identity.

True North agencies add leadership in specialized marketing sectors such as multi-cultural marketing, youth marketing and advocacy advertising, complementing Interpublic's expertise.

In 2000, Interpublic derived approximately 41% of its revenue from marketing services. Marketing services revenue for the combined companies on a pro forma basis totaled $2.8 billion in 2000, or 40% of revenue, as set forth in the table below:




                           Interpublic      True North  Combined    % Total
--------------------------------------------------------------------------------
                          $ mm        %         $mm        $mm
--------------------------------------------------------------------------------
Promotion, Direct        1,235       22%        365       1,596       22%
and Event Marketing

Public Relations           461        8%        166         627        9%

Marketing                  602       11%         12         614        9%
Intelligence

--------------------------------------------------------------------------------

With a premiere client roster and diversified service offering, Interpublic's growth will be fueled by offering new and existing clients an expanded array of marketing communications services in countries around the world.

Already the world's largest provider of advertising and media services, Interpublic's advertising and media revenues represented 59% of 2000 revenues. With the addition of True North, advertising and media represent approximately 60% of the combined company's pro forma revenues.


Geographic Diversification

In 2000, Interpublic derived approximately 55% of its revenues from North America. With the inclusion of True North, domestic revenues represented 59% of pro forma revenue. Fast-growing economies in Asia and Latin America contributed nearly 15% of revenues in 2000.

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             [LETTERHEAD OF INTERREPUBLIC GROUP OF COMPANIES, INC.]

                     Interpublic       True North      Combined   % Total
--------------------------------------------------------------------------------
                    $ mm        %          $mm            $mm
--------------------------------------------------------------------------------

North America       3,094      55%        1,172          4,266      59%

Europe              1,688      30%          221          1,909      26%

Asia/Pacific          619      11%           66            685       9%

Latin America         225       4%           69            294       4%

--------------------------------------------------------------------------------

Management Depth/Transition Team

True North brings with it a respected management team with deep industry experience and a strong client-centric focus. David Bell, Chairman and CEO of True North, will be named Vice Chairman of Interpublic. Brendan Ryan will remain CEO of FCB Worldwide.

A transition team will be headed by David Bell, working with Bruce Nelson, Executive Vice President and Chief Marketing Officer of Interpublic, Barry Linsky, Executive Vice President of Planning and Business Development, and Kevin Smith, Executive Vice President and Chief Financial Officer of True North. Supported by John Dooner and Sean Orr, Executive Vice President and Chief Financial Officer of Interpublic, the team will ensure a seamless transition.

Expanded Growth Opportunities

Interpublic's long-term strategy to offer an ever-larger client base a wider range of high quality marketing services will be a key source of future revenue growth. Interpublic has a proven track record of accelerating growth by providing clients with aligned marketing services that help them build their brands. In addition, considerable opportunities exist to expand both the geographic scope and the range of services offered to True North's clients. Finally, Interpublic's clients will benefit from the specialized marketing services operations offered by True North.


Margin Improvements

During 2000, Interpublic again achieved the highest operating margin among publicly-traded companies in the marketing industry, reporting an EBIT margin of 14.8% and an EBITDA margin of 19.4% (before unusual items), compared with EBIT and EBITDA margins of 12.8% and 17.7% respectively at True North, excluding unusual items. As part of Interpublic, with its strong

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             [LETTERHEAD OF INTERREPUBLIC GROUP OF COMPANIES, INC.]

financial and management practices, True North's operations will have the opportunity to continue their trend of strong margin improvement.

Pro forma for the transaction, the company expects to report earnings per share of $1.65-$1.70 in 2001, which is consistent with recent guidance.

About True North

True North Communications is one of the world's top 10 global advertising and communications holding companies. It has three major global brands: FCB Worldwide, advertising; BSMG Worldwide, public relations; and Marketing Drive Worldwide, marketing services. In addition, True North has a strong set of other brands including Bozell Group, New America Strategies Group, Temerlin McClain, R/GA, Tierney Communications and TN Media. True North also has a stake in the German-based advertising agency, Springer & Jacoby. Based in Chicago, True North had 2000 revenues of approximately $1.5 billion.

Morgan Stanley is acting as financial advisor to True North in the transaction. Sidley & Austin provided outside legal counsel to True North.

About Interpublic

The Interpublic Group of Companies, Inc., is one of the largest organizations of advertising agencies and marketing communications companies. Its major worldwide companies include McCann-Erickson WorldGroup, The Lowe Group, Draft Worldwide, Initiative Media Worldwide, Octagon, NFO Worldwide and the Allied Communications Group. It reported revenue of $5.6 billion in 2000.

Goldman, Sachs & Co. is acting as financial advisor to Interpublic on this transaction. Cleary, Gottlieb, Steen & Hamilton provided legal counsel to Interpublic.

Conference Call Information

There will be a conference call today, Monday, March 19, 2001, at 11:00 am EST with the management of Interpublic and True North. Investors are invited to dial(800) 288-8967 to access the call; international callers should dial (612) 332-0418. The access code is 577714.

A replay of the call will be available at the company's website,
www.interpublic.com.
-------------------

Cautionary Statement

This document contains forward-looking statements. Statements that are not historical fact, including statements about Interpublic's beliefs and expectations constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. Interpublic cautions that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effect of national and regional economic conditions, the ability of Interpublic to attract new clients and retain existing clients, the

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             [LETTERHEAD OF INTERREPUBLIC GROUP OF COMPANIES, INC.]

financial success of the clients of Interpublic, and developments from changes in the regulatory and legal environment for advertising companies around the world, and the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

Another important factor is Interpublic's acquisition strategy. One of Interpublic's business strategies is to acquire businesses that complement and expand its current business capabilities. Accordingly, Interpublic is usually engaged in evaluating potential acquisition candidates. Interpublic is currently engaged in a number of preliminary discussions that may result in one or more substantial acquisitions. These acquisition opportunities require confidentiality and from time to time give rise to bidding scenarios that require quick responses by Interpublic. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the shares of Interpublic.

Moreover, the success of recent or contemplated future acquisitions will depend on the effective integration of newly-acquired businesses into Interpublic's current activities. Important factors for integration include realization of anticipated synergies and the ability to retain new personnel and clients.

Investors should evaluate any statements in light of these important factors.

The Interpublic Group of Companies, Inc. and True North Communications Inc. will be filing a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the document free of charge at the SEC's website (www.sec.gov/EDGAR), or at the SEC's public reference room located
               -----------------
at 450 Fifth Street, NW, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. In addition, documents filed with the SEC by Interpublic and True North may be obtained free of charge by contacting The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY, 10020, Attn: Investor Relations (tel:
212-399-8057), or True North Communications Inc. at 101 East Erie Street, Chicago, IL, 60611, Attn: Corporate Communications (tel: 312-425-6500). INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION. True North and certain other persons referred to below may be deemed to be participants in the solicitation of proxies of True North's stockholders to approve and adopt the merger agreement with Interpublic. The participants in this solicitation may include the directors and executive officers of True North, who may have an interest in the transaction as a result of holding shares or options of True North. A detailed list of the names and interests of True North's directors and executive officers, and of their ownership interests in True North, is contained in True North's proxy statement for its 2000 Annual Meeting, which may be obtained without charge at the SEC's website (www.sec.gov).
                                              ------------

                                      # # #


Appendices Attached (2)

Appendix 1: Major Brands
--------------------------------------------------------------------------------
                    Promotion, Direct                                Marketing
 Advertising        & Event Marketing       Public Relations        Intelligence
--------------------------------------------------------------------------------
McCann-Erickson     Draft Worldwide        Weber/Shandwick         NFO
--------------------------------------------------------------------------------
Lowe Lintas         MRM                    BSMG Worldwide          Future Brand
--------------------------------------------------------------------------------
FCB Worldwide       Jack Morton            Golin /Harris
                    Worldwide
--------------------------------------------------------------------------------

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             [LETTERHEAD OF INTERREPUBLIC GROUP OF COMPANIES, INC.]

--------------------------------------------------------------------------------
  Bozell Group                   Marketing Drive
  Campbell Mithun                Worldwide
--------------------------------------------------------------------------------
  Campbell-Ewald                 Momentum
--------------------------------------------------------------------------------
  Deutsch                        Octagon
--------------------------------------------------------------------------------
  Hill Holliday
--------------------------------------------------------------------------------
  Multicultural
  Agencies:
    -Don Coleman
    -Siboney
    -Imada Wong
--------------------------------------------------------------------------------
  Temerlin McClain
--------------------------------------------------------------------------------

Appendix 2:  Selected Major Clients

--------------------------------------------------------------------------------
 American Airlines     AT&T            Burger King
--------------------------------------------------------------------------------
 Chase                 Coca-Cola       Compaq
--------------------------------------------------------------------------------
 Coors'                General Mills   General Motors
--------------------------------------------------------------------------------
 Gillette              Glaxo           Johnson & Johnson
--------------------------------------------------------------------------------
 Kraft/General Foods   L'Oreal         MasterCard
--------------------------------------------------------------------------------
 Merck                 Microsoft       Nabisco
--------------------------------------------------------------------------------
 Nestle                Nortel          Novartis
--------------------------------------------------------------------------------
 Pfizer                Quaker          Samsung
--------------------------------------------------------------------------------
 SC Johnson            Sprint          Subaru
--------------------------------------------------------------------------------
 Taco Bell             Unilever        Verizon
--------------------------------------------------------------------------------

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